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                                                                    EXHIBIT 23.2



                          INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in this Registration Statement of Union Planters Corporation on Form S-4 of our report relating to Merchants Bancshares, Inc. dated March 4, 1998 appearing in the Merchants Bancorp Annual Report on Form 10-K for the year ended December 31, 1997, and to the reference to us under the heading "EXPERTS" in this Registration Statement.


                                    HIDALGO, BANFILL, ZLOTNIK & KERMALI, P.C.

                                    /s/HIDALGO, BANFILL, ZLOTNIK & KERMALI, PC.
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Houston, Texas
April 7, 1998